UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2020

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

2020 At-The-Market Common Stock Program

On March 17, 2020, Dominion Energy, Inc. (the Company or we) entered into four separate Sales Agency Agreements with each of BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (collectively the “Sales Agents”) pursuant to which the Sales Agents will act, each in their individual capacity as a sales agent, as the Company’s sales agents with respect to offerings from time to time of up to $500,000,000 aggregate offering amount of the Company’s common stock (the “Shares”). Sales of the Shares, if any, will be made by means of (i) privately negotiated transactions, or (ii) by any other method or payment permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network.

Any Shares sold under the program will be issued pursuant to the Registration Statement on Form S-3 (File No. 333-219088) filed by the Company with the Securities and Exchange Commission on June 30, 2017 (the “Registration Statement”), which was automatically effective upon filing.

A form of the Sales Agency Agreement is filed as Exhibit 1.2 to the Registration Statement.

Coronavirus (COVID-19) Information

We are monitoring the global outbreak of the novel coronavirus (COVID-19) and taking steps to mitigate the potential risks to us posed by its spread. We provide a critical service to our customers which means that it is paramount that we keep our employees who operate our business safe and informed and we have taken and are updating precautions for that purpose. In addition, we have assessed and updated our existing business continuity plans for our business units in the context of this pandemic. We have taken steps to assure our customers that disconnections for non-payment will be temporarily suspended. We are also working with our suppliers to understand the potential impacts to our supply chain; if material negative impacts are identified, we will work to mitigate them. This is a rapidly evolving situation, and could lead to extended disruption of economic activity in our markets; we will continue to monitor developments affecting our workforce, our customers and our suppliers and take additional precautions as we believe are warranted.

Item 9.01	Financial Statements and Exhibits

Exhibits

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 17, 2020